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                                                                   EXHIBIT 10.36
                                 RIBOGENE, INC.

                           1998 EQUITY INCENTIVE PLAN

               ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 8, 1998
                  APPROVED BY STOCKHOLDERS ______________, 1998


1.     PURPOSES.

       (a) The purpose of the 1998 Equity Incentive Plan (the "Plan") is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options,
(iii) stock bonuses and (iv) rights to purchase restricted stock, all as defined below.

       (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

       (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.     DEFINITIONS.

       (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

       (b)    "BOARD" means the Board of Directors of the Company.

       (c) "CAUSE" means willful conduct that is materially injurious to the Company (or any Affiliate) or any successor thereto, whether financial or otherwise.

       (d)    "CODE" means the Internal Revenue Code of 1986, as amended.

       (e) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

       (f)    "COMPANY" means RiboGene, Inc., a Delaware corporation.


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       (g)    "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

       (h) "CONTINUOUS SERVICE" means a person's continuous service for the Company or an Affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, its Affiliates or their successors.

       (i)    "DIRECTOR" means a member of the Board.

       (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

       (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       (l) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

              (1) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

       (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

       (n) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

       (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation


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(directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

       (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

       (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (r)    "OPTION" means a stock option granted pursuant to the Plan.

       (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

       (t) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

       (u) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

       (v)    "PLAN" means this 1997 Equity Incentive Plan.

       (w) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

       (x) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

       (y) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.     ADMINISTRATION.

       (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).


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       (b)    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

              (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

              (3)    To amend the Plan or a Stock Award as provided in Section
13.

              (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

       (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of two or more members of the Board. In the discretion of the Board, a Committee may consist solely of two (2) or more Outside Directors, in accordance with Code Section 162(m), or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.     SHARES SUBJECT TO THE PLAN.

       (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate eight hundred thousand shares (800,000) shares of Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

       (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.


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       (a)    Incentive Stock Options may be granted only to Employees. Stock
Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

       (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

       (c) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock Awards covering more than three hundred thousand (300,000) shares of Common Stock in any calendar year.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

       (a)    TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

       (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. In addition, the "par value" of stock acquired under an Option may not be paid pursuant to a deferred compensation arrangement.


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       (d)    TRANSFERABILITY. An Incentive Stock Option shall not be
transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit transfer, then such Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

       (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

       (f) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or disability) and subject to the provisions of Section 11, the Optionee may exercise his or her Option within such period of time designated by the Board, which shall in no event be later than the expiration of the term of the Option as set forth in the Option Agreement (the "Post-Termination Exercise Period") and only to the extent that the Optionee was entitled to exercise the Option on the date Optionee's Continuous Service terminates. The Board may at any time, with the consent of the Optionee, extend the Post-Termination Exercise Period and provide for continued vesting; provided however, that any extension of such period by the Board in excess of three (3) months from the date of termination shall cause an Incentive Stock Option so extended to become a Nonstatutory Stock Option, effective as of the date of Board action. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or as otherwise determined above, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the Board shall have the power to permit an Option to continue to vest during the Post-Termination Exercise Period.

       (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Service terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such


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termination (or such longer or shorter period specified in the Option
Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a three (3)-month period after the termination of, the Optionee's Continuous Service, the Option may be exercised to the extent vested by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

       Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

       (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.


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       (b)    TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, so long as stock awarded under such agreement remains subject to any restrictions pursuant to the agreement.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or Committee in its discretion. Notwithstanding the foregoing, the Board or Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

       (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or Committee.

       (e) TERMINATION OF CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person, subject to the provisions of Section 11.

8.     COVENANTS OF THE COMPANY.

       (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

       (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.    MISCELLANEOUS.


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       (a)    The Board shall have the power to accelerate the time at which a
Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

       (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

       (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any its Affiliates, or to continue serving as a Consultant and Director, or shall affect the right of the Company or any of its Affiliates to terminate the employment of any Employee with or without notice and with or without cause, the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or any of its Affiliates or service as a Director pursuant to the Company's By-Laws.

       (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

       (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.


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       (f)    To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

11.    CHANGE IN CONTROL.

       (a) In the event of a Change in Control, (i) any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or
(ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (including the lapse of any repurchase right held by the Company with respect to shares acquired by such persons under a Stock Award) and the time during which such Stock Awards may be exercised shall be accelerated prior to such event, and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

       (b) With respect to any person who was providing services as an Employee, Director or Consultant immediately prior to the consummation of a Change in Control, any assumed Stock Awards or substitute stock awards held by such persons shall immediately become fully vested and exercisable for the longer of twelve (12) months following such full vesting or the expiration of any applicable underwriters' lock-up agreements and thereafter shall terminate, but such period shall not be longer than the term of the Option; and any repurchase right held by the acquiring or surviving corporation with respect to shares acquired by such persons under a Stock Award shall lapse, if such person's Continuous Service is terminated by the surviving or acquiring corporation other than for Cause, death or disability within the thirteen (13) months following a Change in Control.

       (c) With respect to any person whose Continuous Service is terminated by the Company, other than for Cause, death or disability, within the sixty (60) days prior to a Change in Control, any Stock Awards held by such persons shall immediately become fully vested and exercisable for the longer of twelve (12) months following such full vesting or the expiration of any applicable underwriters' lock-up agreements and thereafter shall terminate, but such period shall not be longer than the term of the Option; and any repurchase right held by the Company with respect to shares acquired by such persons under a Stock Award shall lapse.

       (d) With respect to any persons whose Continuous Service is not terminated prior to thirteen (13) months after a Change in Control, then any Stock Awards held by such persons shall immediately become fully vested and exercisable for the longer of twelve (12) months following such full vesting or the expiration of any applicable underwriters' lock-up agreements


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and thereafter shall terminate, but such period shall not be longer than the term of the Option; and any repurchase right held by the Company with respect to shares acquired by such persons under a Stock Award shall lapse.

       (e) For purposes of this Section 11 only, termination of Continuous Service by the acquiring or surviving corporation following a Change in Control shall include a termination of Continuous Service by a person upon thirty (30) days written notice to the acquiring or surviving corporation that is due to any one of the following actions being taken without such person's express written consent: (i) material reduction in job responsibilities given the person's position with the Company and the person's prior responsibilities with the Company; (ii) any reduction in the person's annual base compensation as in effect immediately prior to such reduction; (iii) relocation of the person's workplace to a facility or location more than twenty-five (25) miles from the person's workplace immediately prior to such relocation; or (iv) any purported termination by the acquiring or surviving corporation which is not effected for death, disability, or Cause; or for which the grounds relied upon are not valid.

       (f) Notwithstanding the foregoing, the terms of a Stock Award Agreement may provide for different terms to govern events described in this
Section 11. In the event the provisions of this Section 11 conflict with an employment agreement or other agreement relating to the rights of the holder of a Stock Award, the provisions of this Section 11 and the conflicting agreement shall be construed to provide the greatest benefit to the holder of the Stock Award.

       (g) For purposes of this Plan, "Change in Control" means: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

12.    ADJUSTMENTS UPON CHANGES IN STOCK.

       If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of


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which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

13.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

       (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

       (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

       (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

       (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

       (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.    TERMINATION OR SUSPENSION OF THE PLAN.

       (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

       (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.    STOCKHOLDER APPROVAL.


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       No Stock Awards granted under the Plan shall be exercisable in whole or part unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.


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